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                                                                   EXHIBIT 99.11

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Funds and
Republic Advisor Funds Trust:

We consent to the use of our reports, dated December 12, 1997 incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "Independent Auditors" in the statements of additional information.

                                                   KPMG Peat Marwick LLP

Boston, Massachusetts
March 12, 1998